UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2025

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On February 4, 2025, Valero Energy Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as representatives of the several underwriters named therein, relating to the issuance and sale of $650,000,000 aggregate principal amount of its 5.150% Senior Notes due 2030 (the “Notes”). The Notes are to be issued pursuant to an Indenture, dated March 10, 2015, between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Indenture”).

The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement on Form S-3 (Registration No. 333-284608) of the Company, and is being made pursuant to the prospectus dated January 30, 2025, as supplemented by the prospectus supplement dated February 4, 2025 (collectively, the “Prospectus”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. The description of the Notes and the Indenture are set forth in the Prospectus and are incorporated herein by reference. The issuance and sale of the Notes is expected to close on February 7, 2025. The Underwriting Agreement, the Indenture, the terms of the Notes and the form of the Notes have been filed or incorporated by reference as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, hereto.

This Current Report is not an offer to sell or the solicitation of an offer to buy any securities issued in connection with the Notes offering, nor shall there be any sale of the securities issued in such offering in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Such securities are being offered only by means of a prospectus, including a prospectus supplement relating to such securities, meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated February 4, 2025 among the Company and Citigroup Global Markets Inc., BofA Securities, Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of March 10, 2015 between Valero Energy Corporation and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association—incorporated by reference to Exhibit 4.1 to Valero’s Registration Statement on Form S-3 (SEC File No. 333-202635) filed on March 10, 2015.

4.2	Terms of the Senior Notes due 2030.

4.3	Form of the Senior Notes due 2030 (included in Exhibit 4.2 above).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1 above).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: February 6, 2025	by:	/s/ Jason W. Fraser
Jason W. Fraser
Executive Vice President and Chief Financial Officer